                                                                     EXHIBIT 2.4

                            FORM OF STOCK CERTIFICATE

   7.625% SERIES H                                              PREFERRED STOCK
CUMULATIVE REDEEMABLE                                               SHARES
   PREFERRED STOCK                                                    [ ]

       NUMBER
      NYH- [ ]




At no charge, any shareholder
may receive a written                              CUSIP 876664 40 0
statement of the designation,             THIS CERTIFICATE IS TRANSFERABLE IN
relative rights, preferences,                     NEW YORK, NEW YORK
and limitations of the shares
of each class or series of the
Corporation's Capital Stock
and the authority of the
Corporations Board of
Directors to designate and
prescribe the relative rights,
preferences, and limitations
of series not yet prescribed
by sending a written request
for such statement to the
Transfer Agent


                         [LOGO OF TAUBMAN CENTERS, INC.]
                              TAUBMAN CENTERS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN



THIS CERTIFIES THAT [SPECIMEN]                  SEE REVERSE FOR CERTAIN
                                                DEFINITIONS AND RESTRICTIONS
is the owner of [   ]

FULLY PAID AND NONASSESSABLE SHARES OF THE 7.625% SERIES H CUMULATIVE REDEEMABLE PREFERRED STOCK (THE "SERIES H PREFERRED STOCK"), OF

TAUBMAN CENTERS, INC., transferable only on the books of the Corporation by the holder of this Certificate in person or by Attorney upon surrender of this Certificate properly endorsed.

         The ownership and transfer of the shares of Series H Preferred Stock represented by this Certificate are subject to the restrictions described on the reverse side of this Certificate. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the Corporation has caused its corporate seal to be hereto affixed and this Certificate to be signed by its duly authorized officers.


DATED:

                                               COUNTERSIGNED AND REGISTERED:
                                               MELLON INVESTOR SERVICES LLC
                                               TRANSFER AGENT AND REGISTRAR


                                               AUTHORIZED SIGNATORY
---------------     ------------------
PRESIDENT           SECRETARY
                                                          [TAUBMAN CENTERS, INC.
                                                              CORPORATE SEAL
                                                                MICHIGAN]
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                        [FORM OF REVERSE OF CERTIFICATE]

The Restated Articles of Incorporation, as the same may be amended (the "Articles"), impose certain restrictions on the transfer and ownership of the shares represented by this Certificate based upon the percentage of the outstanding shares owned by the shareholder. At no charge, any shareholder may receive a written statement of the restrictions on transfer and ownership that are imposed by the Articles. In general, no person may Beneficially Own or Constructively Own (whether by reason of a transfer or a change in capital structure) shares of Capital Stock in excess of 8.23% in value of the outstanding Capital Stock. If the restrictions on transfer or limitations on ownership are violated, the transfer will be void ab initio, and the shares of Capital Stock represented by this Certificate will automatically acquire the status of Excess Stock. In addition, certain Beneficial Owners or Constructive Owners must give written notice as to certain information on demand and on an annual basis. All Capitalized terms in this legend have the meaning defined in the Articles. The foregoing is merely a summary of the ownership and transfer restrictions set forth in the Articles.

         -------

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full According to applicable laws or regulations:


TEN COM-- as tenants in common                UNIF GIFT MIN ACT-         Custodian
TEN ENT-- as tenants by the                                     --------            -------
          entireties                                             (Cust.)            (Minor)
JT TEN -- as joint tenants with
          right of survivorship                          under Uniform Gifts to Minors Act
          and not as tenants
          in common                                      Act
                                                             -----------------------------
                                                                      (State)

                                              UNIF TRF MIN ACT-          Custodian(until age    )
                                                                ------                       ---
                                                                (Cust.)
                                                                         under Uniform Transfers
                                                                -------
                                                                (Minor)

                                                                to Minors Act
                                                                              -------------
                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto


PLEASE         INSERT       SOCIAL
SECURITY         OR         OTHER
IDENTIFYING    NUMBER        OF
ASSIGNEE.
                [ ]


-------------------------------------------------------------------------------------------------------------------------------
                         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)


-------------------------------------------------------------------------------------------------------------------------------


                                                                                                                   shares
-------------------------------------------------------------------------------------------------------------------
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                       Attorney
-----------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -------------------------------

                                                  (Sign here)
                                                              --------------------------------------------
                                                  NOTICE:        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                                 CORRESPOND WITH THE NAME AS WRITTEN
                                                                 UPON THE FACE OF THE CERTIFICATE
                                                                 IN EVERY PARTICULAR WITHOUT ALTERATION
                                                                 OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


---------------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION* (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).

*Pursuant to Rule 17Ad-15 under the Securities and Exchange Act of 1934.